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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report - March 12, 2007
                        (Date of earliest event reported)

                        NOBEL LEARNING COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                  1-10031               22-2465204
   (State or other jurisdiction      (Commission           (IRS Employer
         of incorporation)           File Number)      Identification Number)

      1615 West Chester Pike, West Chester, PA                 19382
      (Address of principal executive offices)               (Zip Code)

                            Area Code (484) 947-2000
                         (Registrant's telephone number)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS.

         On March 12, 2007, Nobel Learning Communities, Inc. (the "Registrant") announced the conversion of all of the issued and outstanding shares of its Series F Convertible Preferred Stock (the "Series F Stock") into shares of the Registrant's common stock (the "Common Stock"). Pursuant to the terms of the Certificate of Designation, Preferences and Rights of the Series F Stock (the "Certificate"), the Registrant had the option to effect such conversion if the trading price of the Common Stock closed above $12.75 per share - or 2.5 times the original purchase price ($5.10 per share) for the Series F Stock - for twenty (20) trading days within a period of thirty (30) consecutive trading days. This condition was met at the close of trading on March 8, 2007, and the Registrant notified the holders of its Series F Stock of the conversion on March 9, 2007. Conversion of the Series F Stock into Common Stock is deemed to have been made immediately prior to the close of business on the date of the notice. Pursuant to the Certificate, the 705,368 issued and outstanding shares of the Series F Stock are convertible at the rate of one (1) share of Series F Stock for one (1) share of Common Stock. No shares of the Series F Convertible Preferred Stock remain outstanding. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is being filed pursuant to this
Item 8.01 as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

EXHIBIT NO.       DESCRIPTION OF DOCUMENT
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99.1              Press release dated March 12, 2007

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 12, 2007

                                                NOBEL LEARNING COMMUNITIES, INC.


                                                By:    /s/ George Bernstein
                                                       -------------------------
                                                Name:  George Bernstein
                                                Title: Chief Executive Officer